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                                                                   Exhibit 10.16

                       FORM OF VOTING/SUPPORT AGREEMENT

     AGREEMENT, dated as of April 28, 1999 (this "Agreement"), among AmeriSource Health Corporation, a Delaware corporation ("Parent"), Hawk Acquisition Corp., a Missouri corporation ("Merger Sub"), and Churchill ESOP Capital Partners, A Minnesota Limited Partnership (the "Stockholder"), as amended and restated as of May __, 1999.

     WHEREAS, the Board of Directors of Parent and the Board of Directors of C.D. Smith Healthcare, Inc., a Missouri corporation ("C.D. Smith") (capitalized terms used but not defined herein having the respective meanings given to them in the Merger Agreement) have approved an Agreement and Plan of Reorganization, amended and restated as of even date herewith (the "Merger Agreement"), providing for the merger of a wholly owned subsidiary of Parent with and into C.D. Smith;

     WHEREAS, the Stockholder is the record and beneficial owner of shares of C.D. Smith common stock, par value $0.01 per share ("C.D. Smith Common Stock"), Company Options, Company Warrants and/or interests in C.D. Smith Common Stock through the ESOP, in the amounts and of the types set forth opposite the Stockholder's name on Annex A hereto (the "Shares");

     WHEREAS, as a condition to Parent's entering into the Merger Agreement, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement.

     NOW, THEREFORE, to induce Parent to enter into the Merger Agreement and in consideration of the premises herein contained, the parties agree as follows:

     1. Grant of Irrevocable Proxy. (a) Until this Agreement is terminated, the Stockholder hereby irrevocably appoints Merger Sub, its officers, agents and nominees, with full power of substitution, as proxy for and attorney in fact of the Stockholder to act with respect to and vote the Shares, if any, owned by the Stockholder for and in the name, place and stead of the Stockholder at any annual, special or other meeting of the holders of shares of the C.D. Smith Common Stock and at any adjournment or postponement thereof or pursuant to any written consent in lieu of a meeting, to the fullest extent that the Shares are entitled to be voted on any matter which may come before such meeting or which may be the subject of such written consent, in favor of the Merger, the Merger Agreement and the transactions contemplated thereby. In all other matters, the Shares shall be voted by and in the manner determined by the Stockholder upon written notice to Merger Sub. The Stockholder hereby represents that he has not heretofore granted any irrevocable proxy with respect to the Shares and hereby revokes any and all proxies which may heretofore have been granted with respect to the Shares.

     (b) The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1 is given in connection with and as an inducement for the execution by Parent of the Merger Agreement and to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may
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not be revoked. The Stockholder hereby ratifies and confirms all that such proxy may lawfully do or cause to be done by virtue hereof. This proxy is executed and intended to be irrevocable in accordance with the provisions of the MGBCL.

     2. Agreement Not to Transfer. The Stockholder agrees that, without the prior written consent of Parent, such Stockholder will not at any time during the term of this Agreement sell, transfer, assign or otherwise dispose of ("Transfer") or pledge or otherwise encumber, or enter into any contract, option or other arrangement with respect to the Transfer, pledge or encumbrance of, any of the Shares, or grant or purport to grant to any person any proxy or voting right or any right to acquire any of the Shares, or enter into any voting agreement with any person with respect to any of the Shares, or deposit any of the Shares into a voting trust, provided that the foregoing shall not prohibit the Stockholder from incurring a margin loan from a bank or brokerage firm. The foregoing is in addition to the Stockholder's obligations under Section 3(c).

     3. Additional Covenants of the Stockholder. The Stockholder hereby covenants and agrees with Parent and Merger Sub that, until this Agreement terminates:

     (a) Until the earlier of (i) the Effective Time, (ii) September 1, 1999, or (iii) the date of termination of the Merger Agreement pursuant to the provisions of Section 8.1 thereof, the Stockholder will not directly or indirectly, take any of the following actions with any party other than Parent and its designees: (a) solicit, encourage, initiate or participate in any negotiations or discussions with respect to, any offer or proposal to acquire all, substantially all or a significant portion of the Company's business, properties or technologies or any portion of the Company Capital Stock (whether or not outstanding) whether by merger, purchase of assets, or otherwise, or effect any such transaction, (b) disclose any information not customarily disclosed to any person concerning the Company's business, technologies or properties or afford to any person or entity access to its properties, technologies, books or records, (c) assist or cooperate with any person to make any proposal to purchase all or any part of the Company Capital Stock or assets, or (d) enter into any agreement with any person providing for the acquisition of all or any significant portion of the Company (whether by way of merger, purchase of assets, tender offer or otherwise). In addition to the foregoing, if the Stockholder receives, prior to the Effective Time or the termination of the Merger Agreement, any offer, proposal, or request relating to any of the above, the Stockholder shall immediately notify Parent thereof, including information as to the identity of the offer or the party making any such offer or proposal and the specific terms of such offer or proposal, as the case may be, and such other information related thereto as Parent may reasonably request.

     (b) The Stockholder will not, during the 30 days prior to the Effective Time, sell, transfer or otherwise dispose of or reduce such Stockholder's risk (as contemplated by the SEC Accounting Series Release No. 135) with respect to the Shares or shares of Parent Common Stock that Stockholder may hold. The Stockholder will not sell, transfer or otherwise dispose of or reduce his risk (as contemplated by SEC Accounting Series Release No. 135) with respect to any Parent Common Stock received by him in the Merger or any other shares of Parent Common Stock until after such time as combined financial results (including combined sales and net


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income) covering at least 30 days of combined operations of C.D. Smith and
Parent have been published by Parent, in the form of a quarterly earnings report, an effective registration statement filed with the SEC, a report to the SEC on Form 10-K, 10-Q or 8-K, or any other public filing or announcement which includes such combined results of operations.

     (c) The Stockholder will deliver to Parent at Parent's request (i) a written representation confirming, as of immediately prior to the Effective Time, the accuracy of the representations and warranties contained in Section 4, and (ii) such additional written representations as may be reasonably requested by Dechert Price & Rhoads or Blackwell Sanders Peper Martin LLP.

     (d) The Stockholder will not take any action that would jeopardize qualification of the Merger as a reorganization within the meaning of Section 368 of the Code.

     (e) The Stockholder will execute the Company Affiliate Agreement promptly upon request therefor, which letter shall be in the form attached as an exhibit to the Merger Agreement.

     (f) Immediately prior to the Effective Time, the Stockholder shall exercise any and all Company Warrants held or controlled by the Stockholder.

     4. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent and Merger Sub that:

     (a)  (i) The Shares listed on Annex A opposite the Stockholder's name are
                                   -------
the only shares of C.D. Smith capital stock, securities convertible into C.D. Smith capital stock, or other rights in respect of C.D. Smith capital stock (collectively, "C.D. Smith Securities") owned of record or beneficially by the Stockholder or in which the Stockholder has any interest; (ii) such Shares are now and at all times during the term of this Agreement will be owned by the Stockholder, free and clear of all liens, claim, charges and encumbrances of any kind whatsoever except for liens, claims or charges arising from margin loans from a bank or brokerage firm and except as contemplated by this Agreement, and none of such Shares is subject to any voting trust or other agreement or arrangement (except as created by this Agreement) with respect to the voting of such Shares; and (iii) the Stockholder does not presently own any options to purchase or rights to subscribe for or otherwise acquire any other shares of C.D. Smith Common Stock except as set forth in Annex A.
                                               -------

     (b) The Stockholder has full right, power and authority to execute and deliver this Agreement and to perform all of such Stockholders' obligations hereunder, and such execution, delivery and performance have been duly authorized by all requisite action of the Stockholder and no other legal proceedings are necessary therefor.

     (c) This Agreement has been duly and validly executed and delivered by the Stockholder and represents a valid and legally binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.


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     (d)  Except as noted on Annex A, the execution, delivery and performance of
                             -------
this Agreement by the Stockholder will not constitute a violation of, conflict with or result in a default under (i) any contract, understanding or arrangement to which the Stockholder is a party or by which the Stockholder is bound or require the consent of any other person or any party pursuant thereto, (ii) any judgment, decree or order applicable to the Stockholder, or (iii) any applicable law, statute, rule or regulation.

     (e) The Company's indebtedness to Stockholder under the Note Purchase Agreement dated October 3, 1997 outstanding on the date hereof is $12,000,000, plus accrued interest thereon and professional cost incurred.

     5.   Representations, Warranties and Covenants of Parent and Merger Sub.
(a) Parent and Merger Sub hereby represent and warrant to the Stockholder that
(i) Parent and Merger Sub each have full corporate right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder,
(ii) such execution, delivery and performance have been duly authorized by all requisite corporate action by Parent and Merger Sub, and no other corporate proceedings are necessary therefor, (iii) this Agreement has been duly and validly executed and delivered by Parent and Merger Sub and represents a valid and legally binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms; and (iv) the execution, delivery and performance of this Agreement by Parent and Merger Sub will not constitute a violation of, conflict with or result in a default under (A) any contract, understanding or arrangement to which either Parent or Merger Sub is a party or by which either is bound or require the consent of any other person or any party pursuant thereto, (B) any judgment, decree or order applicable to Parent or Merger Sub, or (C) any applicable law, statute, rule or regulation.

     (b) At the Effective Time, parent shall pay or cause to be paid all of the Company's indebtedness to Stockholder under the Note Purchase Agreement dated October 3, 1997.Termination. (a) This Agreement, other than the obligations set forth in Sections 3(b), 3(d), 3(e), 3(f), 6 and 8, shall terminate at the Effective Time.

     (b) This Agreement shall terminate six (6) months after termination of the Merger Agreement pursuant to its terms.

     7. Severability. Any term, provision, covenant or restriction contained in this Agreement held by a court or other Governmental Entity of competent jurisdiction to be invalid, void or unenforceable shall be ineffective to the extent of such invalidity, voidness or unenforceability, but neither the remaining terms, provisions, covenants or restrictions contained in this Agreement nor the validity or enforceability thereof in any other jurisdiction shall be affected or impaired thereby. Any term, provision, covenant or restriction contained in this Agreement that is so found to be so broad as to be unenforceable shall be interpreted to be as broad as is enforceable.

     8. Expenses. The Company shall pay all costs and expenses incurred by such person or on such person's behalf in connection with the transactions contemplated hereunder, including


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fees and expenses of such person's own financial consultants, investment bankers, accountants and counsel, except as otherwise provided herein.

     9. Entire Agreement. This Agreement (including the documents and the instruments referred to therein) constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, agreements or representations by or between the parties, written and oral, with respect to the subject matter hereof and thereof.

     10. Successors; No Third Party Beneficiaries. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

     11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or dispatched by a nationally recognized overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (i)    if to Parent or Merger Sub, to

                 AmeriSource Health Corporation
                 300 Chester Field Parkway
                 Malvern, PA  19355
                 Attention: President
                 Facsimile No.: (610) 993-9085

                 with a copy to:

                 Dechert Price & Rhoads
                 4000 Bell Atlantic Tower
                 1717 Arch Street
                 Philadelphia, PA 19103
                 Attention:  Craig L. Godshall, Esquire
                 Facsimile No.: (215) 994-2222



          (ii)   if to the Stockholder,

                 to the address set forth opposite his
                 name on Annex A.
                         -------


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                 with a copy to

                 Linquist & Vennum P.L.L.P
                 4200 IDS Center
                 Minneapolis, MN 55402
                 Attention:  Richard D. McNeil, Esq.
                 Facsimile No:  (612) 371-3207

     12. Counterparts. This Agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original instrument, but both such counterparts together shall constitute but one agreement.

     13. Specific Performance. The parties hereto agree that if for any reason Parent or the Stockholder shall have failed to perform their obligations under this Agreement, then the party hereto seeking to enforce this Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights that any party hereto may have against any other party hereto for any failure to perform its obligations under this Agreement.

     14. Governing Law. This Agreement shall be governed by the laws of the State of Missouri, without giving effect to the conflict of laws principles thereof.

     15. Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

     16. Additional Shares. Notwithstanding the provisions of Section 15, in the event that the Stockholder acquires any additional C.D. Smith Securities, such securities shall, without further action of the parties, be subject to the provisions of this Agreement, and Annex A will be deemed amended accordingly. If
                                  -------
the Stockholder acquires additional C.D. Smith Securities, such Stockholder shall promptly notify Parent in writing of such acquisition.


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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                  AMERISOURCE HEALTH
                                  CORPORATION


                                  By:
                                     -------------------------------
                                     Name:
                                     Title:



                                  HAWK ACQUISITION CORP.


                                  By:
                                     -------------------------------
                                     Name:
                                     Title:



                                  STOCKHOLDER:


                                  CHURCHILL ESOP CAPITAL
                                  PARTNERS, A MINNESOTA LIMITED
                                  PARTNERSHIP

                                  By: Churchill Capital Investment Partners, A
                                  Minnesota Limited Partnership
                                  Its: General Partner

                                           By: Churchill Capital, Inc.
                                           Its: General Partner




                                           ----------------------------
                                           A Principal



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                                    ANNEX A


                                       Securities (in number of shares)
                                -----------------------------------------------
                                    Common -         Common -        Common -
                                     Direct         By Warrant       By ESOP
                                ---------------  ---------------  -------------
Record and Beneficial Owner
---------------------------
Churchill ESOP Capital Partners,
A Minnesota Limited                                 24,260*
Partnership
 2400 Metropolitan Centre
 333 South Seventh Street
 Minneapolis, MN  55402






-------------------------------------------
                                     Total          24,260



* Subject to anti-dilution adjustments, if any, for events subsequent to October 3, 1997 in accordance with the Warrant Agreement dated October 3, 1997.



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